Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated March 3, 2011
to Prospectus Dated February 1, 2011

At its meeting on February 17, 2011, the Board of Directors of the Rydex | SGI Large Cap Core Fund (the “Fund”) approved a change in the Investment Strategy of the Fund. Effective May 2, 2011, the Prospectus is updated as follows:

The first paragraph under Principal Investment Strategies is hereby deleted and replaced with the following:

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include common stocks, rights, options, warrants, American Depositary Receipts (“ADRs”) and convertible securities, of companies that, when purchased, have market capitalizations that are usually within the range of companies in the S&P 500 Index. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, the fund generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Please Retain This Supplement for Future Reference.